Filed Pursuant to 497(a)
File No. 333-184803
Rule 482ad

MVC Capital, Inc. Prices Public Offering
of $70.0 Million 7.25% Senior Unsecured Notes Due 2023

PURCHASE, N.Y.—February 19, 2013—MVC Capital, Inc. (NYSE: MVC) (the “Company”), a publicly traded business development company that makes private debt and equity investments, announced today that it priced a public offering of $70.0 million in aggregate principal amount of senior unsecured notes due 2023 (the “Notes”). The Notes will mature on January 15, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016. The Notes will bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15, of each year, beginning April 15, 2013. The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about February 26, 2013.  MVC intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “MVCB.”  The Company has also granted the underwriters a 30-day option to purchase up to an additional $10.5 million in aggregate principal amount of the Notes to cover overallotments, if any.  If the application is approved, the Company expects trading in the Notes to begin within 30 days from their original issue date.

UBS Securities LLC and Morgan Stanley & Co. LLC are acting as joint book-running managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, JMP Securities LLC, MLV & Co. LLC and Sterne, Agee & Leach, Inc. are acting as co-managers for the offering.

The Company intends to use the net proceeds from this offering, together with proceeds from any subsequent offering or offerings of additional Notes directly by the Company, and cash on hand as needed, to repay debt outstanding under an existing credit facility (the “Credit Facility”). If there are any excess net proceeds after the repayment of the Credit Facility, the Company intends to use the proceeds for general corporate purposes, including, for example, investing in portfolio companies according to our investment objective and strategy, repurchasing shares pursuant to the share repurchase program adopted by our Board of Directors, funding distributions, and/or funding the activities of our subsidiaries.

The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (Attn: Prospectus Department or tel: (877) 827-6444, ext 5613884) or Morgan Stanley & Co. LLC, 180 Varick Street, New York, New York 10014 (Attn: Prospectus Department or tel: (866) 718-1649 or email:  prospectus@morganstanley.com).  Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

MVC-G

About MVC Capital, Inc.

MVC Capital, Inc. is a business development company traded on the New York Stock Exchange that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries.

Forward-Looking Statements

The information contained in this press release contains forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements, and these factors are enumerated in the company's periodic filings with the Securities and Exchange Commission.

Investor Relations
Jackie Rothchild
MVC Capital, Inc.
914-510-9400
or
Jeffrey Goldberger / Garth Russell
KCSA Strategic Communications
212-896-1249 / 212-896-1250

Media Inquiries
Nathaniel Garnick, Sard Verbinnen & Co.
212-687-8080